CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation of our report dated March 7, 2002 appearing in the Annual Report on Form 10-K of Kinam Gold Inc. for the year ended December 31, 2001.


/s/ Deloitte & Touche LLP
Toronto, Ontario

April 1, 2002